Exhibit 10.16.2

CONFIDENTIAL TREATMENT

NT CONFIDENTIAL

FOURTH AMENDMENT TO THE DATA LICENSE AGREEMENT

This Fourth Amendment (“Fourth Amendment”) to the Data License Agreement (“DLA”), dated December 1, 2002, between Navigation Technologies Corporation (“NTC”) and Televigation, Inc. (“Televigation”), which was subsequently assigned by NTC to NAVTEQ North America, LLC (“NT”) and by Televigation to TeleNav, Inc. (“LICENSEE”) is made and entered into between NT and LICENSEE, as of the date of last signature below (“Fourth Amendment Effective Date”). The DLA and all associated Territory Licenses thereto shall collectively be referred to herein as the “Agreement”.

WHEREAS, NT and LICENSEE have entered into Territory License No. 1, with an effective date of December 1, 2002 (“TL 1”), Territory License No. 2, with an effective date of June 30, 2003 (“TL 2”), Territory License No. 6 (“TL 6”) and Territory License No. 7 (“TL 7”), both of which are being signed contemporaneously with this Fourth Amendment;

WHEREAS, NT and Licensee desire to amend certain provisions of the Agreement with this Fourth Amendment;

WHEREFORE, the parties agree as follows:

1.	The terms and conditions of the Agreement, as amended, shall stay in full force and effect except as modified herein.

2.	The Expiration Date of the DLA, TL 1 and TL 2 are each hereby amended to be December 31, 2008.

3.	Section VIII of TL 1 and Section VII of TL 2 are each hereby amended and restated as follows:

“VIII.	Minimum Annual License Fees. LICENSEE shall pay NT minimum annual license fees (“MALF”) in the amounts set forth below. The MALF shall be applied in each annual period to license fees due for such annual period. Unused amounts of the MALF for any annual period, if any, are not refundable, may not be applied to any other annual period, and may not be credited towards license fees or other charges due under a different TL or applied to any other monies due NT; provided that the aggregate MALF for [*****] shall not exceed the amounts set forth below.

A.	Amount. The MALF for each annual period of this TL is as follows:

Calendar Year 2007 and thereafter – [*****]

B.	Due Dates. [*****]

4.	The following license rights are hereby added to TL 1 (for US/Canada Data), TL 6 (for Europe Data) and TL 7 (for Mexico Data):

Trial Licenses. LICENSEE shall have the right during the term of the Agreement to grant trial licenses to Identified End-Users under which each Identified End-User is allowed to access and use the Application to derive Transactions based on Data for the applicable Territory free of charge for a thirty-day period (“Trial License”), subject to the following conditions:

(i)	Each Identified End-User shall be permitted to receive only one Trial License;

[*****]	Certain portions denoted with an asterisk have been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

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(ii)	upon expiration of the Trial License, Identified End-Users shall be restricted from making use of the Application in the event that they do not pay for a Subscription;

(iii)	Trial Licenses shall be permitted with respect to Applications making use of Data for the Territories of US/Canada, Mexico or Europe only;

(iv)	neither LICENSEE nor its wireless carrier customers shall charge any amount to Identified End-Users for such Trial Licenses; and

(v)	Trial Licenses shall be granted in connection with Applications which are made available by LICENSEE (and its wireless carrier customers) on a Subscription basis only (i.e., the Application shall not be available to End-Users on a per Transaction or per Transaction bucket basis).

All other terms and conditions contained in the Agreement shall apply to Trial Licenses, including without limitation, LICENSEE’s obligations relating to the display of NT Marks & Legends and providing End-Users with notification of the End-User Terms. LICENSEE shall report the number of Trial Licenses granted to Identified End-Users on LICENSEE’s monthly license fee reports and shall separate out the number of Trial Licenses granted per each wireless carrier that is a customer of LICENSEE. As a result, LICENSEE agrees to separate out on its license fee reports the license fees associated with each wireless carrier through which the Application is offered.

5.	The following license rights are hereby added to TL 1 (for US/Canada Data), TL 2 (for US/Canada Data), TL 6 (for Europe Data) and TL 7 (for Mexico Data):

Demonstration Licenses. LICENSEE shall have the right during the term of the Agreement to grant demonstration licenses to identified sales representatives of each wireless carrier (“Identified Demo Users”) under which each Identified Demo User is allowed to use the Application to derive Transactions based on Data for the applicable Territory free of charge for the purpose of demonstrating and promoting such Applications to subscribers of the carrier for which the Identified Demo User is employed (“Demonstration License”), subject to the following conditions:

(i)	the maximum number of Demonstration Licenses per wireless carrier shall be capped at the lesser of (a) [*****] Demonstration Licenses or (b) [*****] of the total wireless customers per Territory per wireless carrier for which LICENSEE has paid license fees to NT. LICENSEE shall pay for any excess Demonstration Licenses with respect to each carrier in the following manner: (a) on a [*****] basis for Demonstration Licenses granted in excess of [*****] per carrier, and (b) at the end of each Carrier Annual Period (as defined below) for any Demonstration Licenses in excess of the [*****] threshold per carrier, which shall be calculated on the last day of the applicable Carrier Annual Period based on the number of wireless customers per Territory for such carrier for which LICENSEE has paid license fees to NT for the preceding [*****]. “Carrier Annual Period” shall mean a twelve-month period commencing on the date on which a wireless carrier first started making use of any Demonstration Licenses provided hereunder. In the event that a carrier has exceeded the [*****] threshold at the end of the Carrier Annual Period, LICENSEE shall pay Monthly Subscription fees for any Demonstration Licenses in excess of such threshold amount for any month in which the number of Demonstration Licenses exceeded such threshold amount. As an example, if a carrier has a total of [*****] Demonstration Licenses at the end of its first Carrier Annual Period and, as of such date, has [*****] wireless customers for which LICENSEE has paid license fees to NT, the number of Demonstration Licenses provided free of charge would be limited to [*****] (i.e., [*****] customers paying for use of the Data) and LICENSEE would pay Monthly Subscription license fees for each Demonstration License in excess of [*****] for each month during the Carrier Annual Period in which the number of Demonstration Licenses exceeded [*****];

[*****]	Certain portions denoted with an asterisk have been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

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(ii)	unless the Demonstration Period has been extended through mutual written agreement of the parties, Identified Demo Users shall be restricted from making use of the Application free of charge upon expiration of such period;

(iii)	Demonstration Licenses shall be permitted with respect to Applications making use of Data for the Territories of US/Canada, Mexico or Europe only;

(iv)	neither LICENSEE nor its wireless carrier customers shall charge any amount to Identified End-Users for such Trial Licenses; and

(v)	Demonstration Licenses shall be granted in connection with Applications which are made available by LICENSEE (and its wireless carrier customers) on a Subscription basis only (i.e., the Application shall not be available to End-Users on a per Transaction or per Transaction bucket basis).

All other terms and conditions contained in the Agreement shall apply to Demonstration Licenses, including without limitation, LICENSEE’s obligations relating to the display of NT Marks & Legends and providing End-Users with notification of the End-User Terms. LICENSEE shall report the number of Identified Demo Users with Demonstration Licenses on LICENSEE’s monthly license fee reports and shall separate out the number of Demonstration Licenses granted per each wireless carrier that is a customer of LICENSEE. As a result, LICENSEE agrees to separate out on its license fee reports the license fees associated with each wireless carrier through which the Application is offered.

6.	[*****]

[*****]	Certain portions denoted with an asterisk have been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

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[*****]

*                    *                     *

IN WITNESS WHEREOF, the parties have caused this Fourth Amendment to be executed by their authorized representatives as of the Fourth Amendment Effective Date.

TELENAV, INC.		NAVTEQ NORTH AMERICA, LLC

By:	/s/ Douglas S. Miller	By:	/s/ Lawrence M. Kaplan

Name:	Douglas S. Miller	Name:	Lawrence M. Kaplan

Title:	CFO	Title:	Senior VP, General Counsel & Secretary

Date:	3/9/07	Date:	5/18/07

[*****]	Certain portions denoted with an asterisk have been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

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